interclick
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Management Presentation
OTC: ICLK.OB

September 2009

interclick
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Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act") including our 2009 revenue guidance. Additionally, words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate" and other similar expressions are forward-looking statements within the meaning of the Act. Some or all of the events or results anticipated by these forward-looking statements may not occur. Factors that could cause or contribute to such differences include the impact of intense competition, the continuation or worsening of current economic conditions and the condition of the domestic and global credit and capital markets. Further information on interCLICK's risk factors is contained in its filings with the Securities and Exchange Commission, including the final Prospectus dated August 31, 2009. interCLICK does not undertake any duty nor does it intend to update the results of these forward-looking statements.

This presentation includes certain non-GAAP financial measures as defined under the Securities and Exchange Commission Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is available at the end of this presentation.

Read Safe Harbor. Prepared 9/10/09.

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Overview

interCLICK is a next generation behavioral ad network designed to leverage the rich ecosystem of data providers and advanced inventory platforms in order to provide unprecedented ROI and scale to advertisers.

- Fastest growing display ad network in the US from 2007 to 2008
- Strong results amidst economic downturn
- Experienced management and sales force
- Over-performing results for advertiser and agency clients
- Unique value proposition to advertisers
- Innovative proprietary technology

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Highlights

Financial

- Consistent market-leading revenue growth
- 3 consecutive quarters of positive EBITDA and FCF
- No long term debt; $7 million credit facility
- 51 million fully-diluted shares outstanding (6/09)
- No going concern effective Q2 09

Metrics

- 71 employees (8/09)
- 134 million unique users (6/09)
- ~ 3 billion impressions per month
- ~750 premium publishers

*Unique user data per comScore Media Metrix

Top-Tier Sales Force

- 20+ Sales Executives:
  - NYC
  - Chicago
  - Los Angeles
  - San Francisco
- All 3+ years experience
- All have industry background

specificmedia
TRIBAL fusion
YAHOO!
UNDERTONE NETWORKS
razorfish
monster
QUIGO
Portfolio.com
WWE.COM
ValueClick
fastclick
IAC
24/7 REALMEDIA
BrightRoll
Kontera
careerbuilder.com
contextWeb
ADVERTISING.COM
BEYOND INTERACTION

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Strong Momentum

($ in millions; unaudited)

2008 Revenue: $22.4M **2009 Revenue Guidance: $44M+ (96%+ YOY)**



Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
$3.6
$(1.7)
$(2.3)
$4.7
$(1.6)
$(2.3)
$5.8
$(0.8)
$(1.4)
$8.5
$0.2
$(0.5)
$8.4
$0.9
$0.2
$10.6
$0.2
$(0.7)
Revenue
EBITDA
Op Income

*Definition of EBITDA, a non-GAAP measure, and reconciliations to GAAP measures can be found in the company's public filings.

Read Safe Harbor. Prepared 9/10/09.

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Market Challenge

Successful Data Mining does not translate to a successful campaign delivery



Behavioral Network 1.0

Focused on content consumption to create BT buckets

- No silver bullet.
- No scale.
- Inefficient.



Behavioral Network 2.0

Focused on value creation through aggregation.

- Optimal.
- Scalable.
- Efficient.

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Our Solution

1. Advertisers come to interCLICK to deliver users most likely to complete a desired action
2. interCLICK evaluates which data provider(s) can best identify the most qualified users
3. Most effective data is aggregated to largest effective audience
4. The end result is that we efficiently deliver the right users at greater scale.



HBO
at&t
L.L.Bean
verizon
*
interclick
Intent Data
bluekai
Effective Data
Intent Data
exelate
Effective Data
Search Data
AlmondNet
Effective Data
B2B Data
bizo
Effective Data
Semantic
PEER39
Effective Data

*Client examples are for illustrative purposes only.

Read Safe Harbor. Prepared 9/10/09.

Revenue

($ in millions; unaudited)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$3.6
$4.7
$5.8
$8.5
$8.4
$10.6
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Revenue

Read Safe Harbor. Prepared 9/10/09.

Gross Profit

($ in millions; unaudited)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$10.6
$8.5
$8.4
$5.8
$4.7
$3.6
$5.0
$4.0
$3.2
$1.8
$1.3
$0.9
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Revenue
Gross Profit

Read Safe Harbor. Prepared 9/10/09.

Impressions

(In millions; unaudited)


$12.0
$10.0
$8.0
$4.0
$2.0
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
$10.6
$8.5
$8.4
$5.8
$4.7
$3.6
7,547
8,256
7,984
8,561
7,522
8,379
$5.0
$4.0
$3.2
$1.8
$1.3
$0.9
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Revenue
Gross Profit
Total Impressions

Positive Utilization

(Impressions in millions; unaudited)


80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
12,000
10,000
8,000
6,000
4,000
2,000
75%
70%
61%
52%
7,547
8,256
7,984
8,581
7,522
8,379
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Positive Utilization
Total Impressions

Read Safe Harbor. Prepared 9/10/09.

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GAAP Reconciliations

($ in millions; unaudited)

Reconciliation of non-GAAP results of operations measures to nearest comparable GAAP measures.

	Q1 '08	Q2 '08	Q3 '08	Q4 '08	Q1 '09	Q2 '09
Operating income/(loss) from continuing operations	$ (2.3)	$ (2.3)	$ (1.4)	$ (0.5)	$ 0.2	$ (0.7)
Stock-based compensation	0.5	0.5	0.4	0.5	0.6	0.8
Amortization of intangible assets	0.1	0.1	0.1	0.1	0.0	0.0
Depreciation	0.1	0.0	0.1	0.1	0.1	0.1
EBITDA	$ (1.7)	$ (1.6)	$ (0.8)	$ 0.2	$ 0.9	$ 0.2

Read Safe Harbor. Prepared 9/10/09.

interclick

know your audience